TF FINANCIAL CORPORATION

                      CHANGE IN CONTROL SEVERANCE AGREEMENT
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         THIS CHANGE IN CONTROL SEVERANCE AGREEMENT  ("Agreement")  entered into this 25th day of April, 2001 ("Effective Date"), by and between TF Financial Corporation (the "Company") and Robert N. Dusek (the "Executive").

         WHEREAS, the Executive is experienced in all phases of the business of the Company and serves the Company as its Chairman of the Board and a director,

         WHEREAS, the Company wishes to ensure that the Executive continues to perform his duties as Chairman of the Board in a manner that is in the best interests of the Company and its stockholders, and the Board recognizes that if the Company were to seek strategic partners to acquire the Company, the participation and cooperation of the Chairman would be necessary to initiate such a transaction, to negotiate the most favorable terms for such a transaction and to close such acquisition,

         WHEREAS, the Board recognizes that upon the acquisition of the Company, the Chairman will likely be terminated as Chairman of the Board and as a director even after serving the best interests of the Company and its stockholders, and

         WHEREAS, the Company wishes to ensure the continued contribution and dedication of the Chairman to his duties and responsibilities as Chairman and as a director;

         WHEREAS, the parties desire by this writing to set forth the rights and responsibilities of the Company and Executive if the Executive's service as Chairman of the Board is terminated following a Change in Control of the Company.

         NOW, THEREFORE, it is AGREED as follows:

         1. Term of Agreement.  This Agreement shall be in effect  commencing on
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the  Effective  Date  and  ending  on the day  following  the day in  which  the
Executive's term of office as the Chairman of the Board shall terminate as a result of the expiration of such term of office, the Executive's voluntary resignation from the office of Chairman of the Board or the voluntary resignation as a director of the Company, the death or disability of the Executive, the removal from office of the Executive as the Chairman or as a director by the Board of Directors of the Company, or a determination by a majority vote of the Board at a regular or special meeting of the Board to terminate this Agreement, absent a Change in Control of the Company and the written delivery of such termination action by the Board (collectively, "Termination Event"). Notwithstanding the foregoing, this Agreement shall not be deemed to be terminated as noted above in the event that there is a Change in Control of the Company contemporaneous with or prior to such Termination Event.

         2.  Termination of Service in Connection with or Subsequent to a Change
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             in Control.
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         Notwithstanding  any provision herein to the contrary,  in the event of the termination of the Executive's service as Chairman of the Board of the Company's Board of Directors upon any Change in Control of the Company, or within 18 months after such Change in Control, absent Just Cause for such termination, Executive shall be paid a lump-sum payment of $250,000 within five business days of such termination of the Executive's service. Notwithstanding the forgoing, all sums payable hereunder shall be reduced in such manner and to such extent so that no such payments made hereunder when aggregated with all other payments, if any, to be made to the Executive by the Company and related tax entities shall be deemed an "excess parachute payment" in accordance with
Section 280G of the Internal Revenue Code of 1986, as amended ("Code") and, if paid, the Executive would be subject to the excise tax provided at Section 4999(a) of the Code. The term "Change in Control" shall refer to (i) the sale of all, or a material portion, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity;
(iii) a change in control of the Company, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company or the Parent by any person, trust, entity or group. The term "person" means an individual other than the Executive, or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The provisions of this Section shall survive the termination of this Agreement occurring after a Change in Control.

         3.  Other Changes in Employment Status.
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         Except as provided for at Section 1, herein, the Board of Directors may terminate the Executive's service as Chairman of the Board at any time with or without Just Cause within its sole discretion. This Agreement shall not be deemed to give the Executive any right to be retained in the employment or service of the Company, to interfere with the right of the Company to terminate the employment or service of the Executive at any time for any reason, or to receive any compensation from the Company, except as detailed at Section 2, herein. The Executive shall have no right to receive compensation or other benefits under this Agreement if termination is for Just Cause. Termination for "Just Cause" shall include, but is not limited to, termination because of the Executive's personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order issued by a federal banking regulatory having regulatory authority over the Company, or a material breach of any provision of the Agreement.



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

         4.  Duties of Executive.
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         In  consideration  for the obligations of the Company due the Executive as set forth at Section 2, herein, the Executive agrees that for a period of one year from the date of termination of service as Chairman of the Board of the Company following a Change in Control, as set forth at Section 2, herein, the Executive shall not:

         (i) without the express written consent of Company, directly or indirectly communicate or divulge to, or use for his own benefit or for the benefit of any other person, firm, association, or corporation, any of the trade secrets, proprietary data or other confidential information communicated to or otherwise learned or acquired by the Executive from the Company, or any subsidiary of such entities, except that Executive may disclose such matters to the extent that disclosure is required by a court or other governmental agency of competent jurisdiction.

         (ii) contact (with a view toward selling any product or service competitive with any product or service sold or proposed to be sold by the Company, or any subsidiary of such entities) any person, firm, association or corporation (A) to which the Company, or any subsidiary of such entities sold any product or service, (B) which Executive solicited, contacted or otherwise dealt with on behalf of the Company, or any subsidiary of such entities, or (C) which Executive was otherwise aware was a client of the Company, or any subsidiary of such entities. Executive will not directly or indirectly make any such contact, either for his own benefit or for the benefit of any other person, firm, association, or corporation.

         (iii) employ, solicit, or induce, or attempt to employ, solicit or induce, any employee of the Company, or any subsidiary of such entities, for employment with any financial services enterprise (including but not limited to a savings and loan association, bank, credit union, or insurance company), nor will the Executive directly or indirectly, on his behalf or for others, seek to influence any employee of the Company, or any subsidiary of such entities to leave the employ of the Company, or any subsidiary of such entities

         (iv) make any public statements regarding the Company, or its successors, or any subsidiary of such entities without the prior consent of the Company, or its successors, and the Executive shall not make any statements that disparage the Company, or any subsidiary of such entities or the business practices of the Company, or any subsidiary of such entities.

         (v) The provisions of this Section shall survive the expiration of this Agreement.

         4.  Regulatory  Exclusions.  Notwithstanding  anything  herein  to  the
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contrary,  any payments  made to the  Executive  pursuant to the  Agreement,  or otherwise, shall be subject to and conditioned upon compliance with 12 USCss.1828(k) and any regulations promulgated thereunder.


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

         5.  Successors and Assigns.
             ----------------------

         (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Company which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Company.

         (b) The Executive shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Company.

         6.  Amendments.  No amendments or additions to this Agreement  shall be
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binding  upon the  parties  hereto  unless  made in  writing  and signed by both parties, except as herein otherwise specifically provided.

         7.  Applicable  Law. This  agreement  shall be governed by all respects
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whether as to validity, construction, capacity, performance or otherwise, by the laws of the Commonwealth of Pennsylvania, except to the extent that Federal law shall be deemed to apply.

         8.  Severability.  The  provisions  of this  Agreement  shall be deemed
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severable and the  invalidity  or  unenforceability  of any provision  shall not affect the validity or enforceability of the other provisions hereof.

         9.  Arbitration. Any controversy or claim arising out of or relating to
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this  Agreement,  or  the  breach  thereof,  shall  be  settled  exclusively  by arbitration in accordance with the rules then in effect of the district office of the American Arbitration Association ("AAA") nearest to the home office of the Company, and judgment upon the award rendered may be entered in any court having jurisdiction thereof, except to the extend that the parties may otherwise reach a mutual settlement of such issue. The provisions of this Section shall survive the expiration of this Agreement.

         10.  Non-Disclosure.  Executive  will not,  during or after the term of
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this Agreement,  directly or indirectly,  disseminate or disclose to any person, firm or entity, except to his or her legal advisor or financial advisor, the terms of this Agreement without the written consent of the Company. The provisions of this Section shall survive the expiration of this Agreement.

         11. Entire Agreement. This Agreement together with any understanding or
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modifications  thereof as agreed to in writing by the parties,  shall constitute the entire agreement between the parties hereto.



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